Exhibit 10.13

FORM OF DEBENTURE

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

AMOUNT             $697,000.00USD

DEBENTURE NUMBER   FEBRUARY-2005-1

ISSUANCE DATE      FEBRUARY 14TH, 2005

MATURITY DATE      FEBRUARY 14TH, 2010

      FOR VALUE RECEIVED, C-CHIP TECHNOLOGIES CORPORATION a Nevada corporation (the "Company"), hereby promises to pay to Jean Talbot (the "Holder") on February 14, 2010, (the "Maturity Date"), the principal amount of Six Hundred Ninety Seven Thousand Dollars ($ 697,000.00) U.S., and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

Article 1. Interest

      The Company shall pay interest on the unpaid principal amount of this Debenture (the "Debenture") on the first day beginning of quarter, beginning May 1st 2005 until the principal amount hereof is paid in full or has been converted. The Debentures shall pay nine percent (9%) yearly interest, in cash from the date hereof.

      All unpaid amount and interest will bear a nine percent (9%) interest, (Interest on outstanding payments), any interest unpaid as of the due date, in addition to all other sums unpaid on said date, will carry interest as of said date equivalent to a yearly interest rate of Nine percent (9%), calculated daily, and all such interest will be due at all times, without requirement of prior warning or formal notice.

The Holder may elect to convert such payment amount into Common Stock at the conversion rate set forth in section 3.2(d) at anytime before the 10th day following the issue of the present debenture.

Article 2. Method of Payment

      This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof. The Company shall have the option of paying the interest on this Debenture in Canadian dollars or in Common Stock upon conversion pursuant to present. The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder's address as shown on the Register (as defined in Section 7.2 below). Interest and principal payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulations and Canadian Income Tax Laws.

Article 3. Conversion

      Section 3.1. Conversion Privilege

      (a) The Holder of this Debenture shall have the right to convert it into shares of Common Stock at any time following the Closing Date but not before the Sixth (6th) month following the closing date, except as set forth in Section 3.1(c) below. The number of shares of Common Stock issuable upon the conversion of this Debenture is Eight Hundred and Fifty Thousand (850,000) Common Shares.

      (b) The Holder can force Conversion of the Debenture, Six (6) months after the issuance, either in entirely free trading Shares of the Company, at a price equivalent to the value of the Company's shares on the last opening day of the financial markets, preceding the closing of the sale of the shares of 9151-3929 Quebec Inc., that being February 14, 2005, or at the Holder's choice, in shares of `CLI' (as defined in the letter of intent between the Holder and the Company signed on December 23, 2004, otherwise known as the corporation to become public), and this according to a conversion value equivalent to the preceding. This Debenture may not be converted, whether in whole or in part, except in accordance with Article 3.

      (c) In the event of the departure from CLI of Messrs. Jean Talbot and/or Louis Laframboise, the Company could force the conversion of the Debenture in the form of Shares of the Company at a price equivalent to the value of said Shares on the last opening day of the financial markets, preceding the closing of the sale of the shares of 9151-3929 Quebec Inc, that being February 14, 2005, or at Holder's choice, in shares of `CLI' (as defined in the letter of intent between the Holder and the Company signed on December 23, 2004, otherwise known as the corporation to become public), and this according to a conversion value equivalent to the preceding.

      (d) The Company could force the conversion of the Debenture in the form of Shares of the Company at a price equivalent to the value of said Shares on the last opening day of the financial markets, preceding the closing of the sale of the shares of 9151-3929 Quebec Inc, that being February 14, 2005, or at Holder's choice, in shares of `CLI' (as defined in the letter of intent between the Holder and the Company signed on December 23, 2004, otherwise known as the corporation to become public), and this according to a conversion value equivalent to the preceding, in the event that the market value of the shares of one of the two companies reaches the double of their conversion value and maintains this value for a period of Thirty (30) consecutive days;

      Section 3.2. Conversion Procedure.

      (a) Debentures. Upon receipt by the Company of a facsimile or original of Holder's signed Notice of Conversion (See Exhibit attached hereto) preceded by, together with or followed by receipt of the original Debenture to be converted in whole or in part in the manner set forth in 3.2(b) below, the Company shall instruct its transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debenture is convertible. The Company shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

      (b) Conversion Procedures. The face amount of this Debenture may be converted, as prescribe in paragraph 3.1 (a). Such conversion shall be effectuated by surrendering to the Company, this Debenture to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Holder's intention to convert the Debenture indicated. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original
Debenture(s) to be converted are received by the Company within three (3) business days thereafter. Notwithstanding the above, any Notice of Conversion not received by 5:00 P.M. Eastern time, shall be deemed to have been received the next business day.

      (c) Common Stock to be Issued. Upon the conversion of any Debentures and upon receipt by the Company of a facsimile or original of Holder's signed Notice of Conversion the Company shall instruct its transfer agent to issue stock certificates without restrictive legend or stop transfer instructions, if at that time the Registration Statement has been deemed effective (or with proper restrictive legend if the Registration Statement has not as yet been declared effective), in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The Company warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely resold, except as may be set forth herein. The securities, have being issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933.

      (d) Conversion Rate. Holder is entitled to convert the face amount of this Debenture, plus accrued interest, either in entirely free trading Shares of the Company, at a price equivalent to the value of the Company's shares, which is fix by the parties at 0.82USD per Common Shares for a total of 850 000 common shares, or at Holder's choice, in shares of `CLI' (as defined in the letter of intent between the Holder and the Company signed on December 23, 2004, otherwise known as the corporation to become public), and this according to a conversion value equivalent to the preceding, each being referred to as the "Conversion Price". No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

      (e) Nothing contained in this Debenture shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid there under shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.

      (f) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Holder a new Debenture equal to the unconverted amount, if so requested in writing by Holder.

      (g) Within Ten (10) business days after receipt of the documentation referred to above in Section 3.2(b), the Company shall deliver a certificate, in accordance with Section 3.2(c) for the number of shares of Common Stock issuable upon the conversion.

As soon as possible, but in all cases within a maximum period of Ten (10) days following the Date of conversion, the Company will deliver to Holder one or several certificates representing the Shares issued following the conversion. Upon Holder's receipt of the share certificate(s), the Company shall be acquitted of its obligation of the portion of the capital Sum specified in the conversion Notice.

      The Company shall at all times reserve (or make alternative written arrangements for reservation or contribution of shares) and have available all Common Stock necessary to meet conversion of the Debentures by the Holder of the entire amount of Debentures then outstanding.

      The Company shall furnish to Holder such number of prospectus and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

      (k) Limitation on Amount of Conversion and ownership. Notwithstanding anything to the contrary in this Debenture, in no event shall the Holder be entitled to convert that amount of Debenture, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "1934 Act")), by the Holder, would exceed 9.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act. In the event that the number of shares of Common Stock outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 9.99% of the number of shares of Common Stock outstanding on such Conversion Date.

      (l) Legend. The Holder acknowledges that each certificate representing the Debentures, and the Common Stock unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

      (m)  Prior  to  conversion  of  all  the  Debentures,  if at  anytime  the conversion of all the Debentures outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting or have shareholder action with written consent of the proper number of shareholders within thirty (30) days of such event, or such greater period of time if statutorily required or reasonably necessary as regards standard brokerage house and/or SEC requirements and/or procedures, for the purpose of authorizing additional shares of Common Stock to facilitate the conversions. In such an event management of the Company shall recommend to all shareholders to vote their shares in favour of increasing the authorized number of shares of Common Stock. Management of the Company shall vote all of its shares of Common Stock in favour of increasing the number of shares of authorized Common Stock. Company represents and warrants that under no circumstances will it deny or prevent Holder's right to convert the Debentures as permitted under the terms of this Stock purchase Agreement . Nothing in this Section shall limit the obligation of the Company to make the payments set forth in Section 3.2.

      Section 3.3. Fractional Shares. The Company shall not issue fractional shares of Common Stock, or scrip representing fractions of such shares, upon the conversion of this Debenture. Instead, the Company shall round up or down, as the case may be, to the nearest whole share.

      Section 3.4. Taxes on Conversion. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

      Section 3.5. Company to Reserve Stock. The Company shall reserve the number of shares of Common Stock required pursuant to and upon the terms set forth in the Subscription Agreement to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall upon issuance be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

      Section 3.6. Restrictions on Sale. This Debenture and other securities are being issued pursuant to regulation S of the securities act of 1933. This Debenture and the Common Stock issuable upon the conversion thereof may only be sold pursuant to registration under or an exemption from the Act. The restriction is also subject to the Canadian and Quebec legislations if applicable.

      Section 3.7. Mergers, Etc. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3. (10)

a. In the event that there should occur, before the right to convert the Debenture has been exercised with regard to the totality of the Capital Sum :

i. A modification of the Company's Capital through a division or splitting of voting and participating shares in circulation, of an exchange of voting and participating shares of any other category of the Company, or of a regrouping or consolidation of voting and participating shares of the Company in circulation in a lesser number;

ii. A declaration by the Company of a dividend on voting and participatory shares of the Company payable in voting and participatory shares or in any title convertible to voting and participatory shares ;

iii.  A  corporate  reorganization  of the  Company;  or

iv. Any other change regarding the rights and privileges of all categories of shares, including voting and participatory shares of the Company then in circulation, with the potential to affect or modify the voting and participatory shares of the Company;

a. At this date when the Debenture is still in circulation, and that the Operation was carried out in a manner such that the Company's shareholders could receive shares, titles, cash or other asset related to their voting and participatory shares or in exchange for these, the Holder will have the right to convert the Debenture (according to specifications of Article 3 herein) into shares, titles, cash or other like assets and for the same amounts receivable as if the Holder had exercised his right of Conversion before the Operation.

b. In the event that the Company should merge with another company while the Debenture is still in circulation, the Debenture will then be considered to be a debenture of the new post-merger company, and any conversion of the Debenture (according to specifications of Article 3 herein) shall be a conversion to a number of voting and participatory shares in the post-merger company equal to the number of additional shares that the Holder would have in the post-merger company if he had exercised his right of conversion immediately before said merger.

      Section 3.8 Company Optional Redemption.

The Company may as it pleases buy back the Debenture at its nominal value and pay the accrued interest at term in the event of the departure from CLI of Messrs. Jean Talbot and/or Louis Laframboise.

To exercise an "Optional Redemption", the Company must notify the Holder in writing that it is exercising its right of Optional Redemption.

Article 4. Mergers

      The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes in writing the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such written assumption.

Article 5. Reports

      The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

Article 6. Defaults and Remedies

      Section 6.1. Events of Default. An "Event of Default" occurs if (a) the Company does not make the payment of the principal of this Debenture by conversion into Common Stock within ten (10) business days of the Maturity Date, upon redemption or otherwise, (b) if the Company does not punctually make the interest payments on the Sum to the Holder, as stipulated by this contract and under reserve of the exercise of choice by the Holder, (c) any of the Company's representations or warranties contained in the Stock Purchase Agreement executed between the parties were false when made or the Company fails to comply with any of its other agreements in the Stock Purchase Agreement or this Debenture and such failure continues for the period and after the notice specified below, (d) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) calendar days, (e) the Company's Common Stock is suspended or no longer listed on any recognized exchange including electronic over-the-counter bulletin board for in excess of five (5) consecutive trading days. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. A default under clause (c) above is not an Event of Default until the holders of at least 25% of the aggregate principal amount of the Debentures outstanding notify the Company of such default and the Company does not cure it within ten (10) business days after the receipt of such notice, unless the Company commences to cure such default within such period, which must specify the default, demand that it be remedied and state that it is a "Notice of Default".

      Section  6.2.  Acceleration.   If  an  Event  of  Default  occurs  and  is
continuing, the Holder hereof by notice to the Company, may declare the remaining principal amount of this Debenture, together with all accrued interest. Upon such declaration, the remaining principal amount with all accrued interest due shall be automatically converted as prescribe by the present.

      Section 6.3 Concerning Seniority. Except as disclosed in the Company's SEC filings, no indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Debenture is guaranteed and is ranked in second rank for the first two years of its issuance and in first rank starting the third year.

      The value of the Debenture is guaranteed by :

            o     The nominal value of CLI shares held by the Company;

            o The market value of CLI shares held by the Company, when the regrouped company (as conceived in the letter of intent of December 23rd, 2004) becomes public.

            o By a registered moveable hypothec on the shares of Chartrand Laframboise Inc. and 9126-7641 QUEBEC INC.

            o     A letter of Guarantee signed by 3428249 CANADA INC.

      Section 6.4 Liquidation Value.

The liquidation value of this Debenture shall be equal to 125% of the outstanding balance remaining on this Debenture plus accrued but unpaid interest and liquidated damages.

Article 7. Registered Debentures

      Section 7.1. Series. This Debenture is one of a numbered series of Debentures which are identical except as to the principal amount and date of issuance thereof. Such Debentures are referred to herein collectively as the "Debentures".

      Section 7.2. Record Ownership. The Company, or its attorney, shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to them. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

      Section 7.3. Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

Article 8. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Debenture must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Holder:

Jean Talbot
1625, Place  de Fagnolle
Rosemere (Quebec)
H7M 5K5
Fax number: 450-668-3616

If to the Company:

C-CHIP TECHNOLOGIES CORPORATION
4710, Saint-Ambroise,
Suite 224A, Montreal, QC,
H4C 2C7
To the Attention of it's President :

Fax number: (514) 331-0985

      Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number. Any notice, request or other communication given with regard to the Debenture shall be presumed to have been received by the destining party at the moment of delivery, if delivered by messenger, or the third day following postage, if mailed, or the first working day following the day it was sent, if by fax; nonetheless, if normal postage service or fax service is interrupted by superior force, the party sending the notice must use that service which remains uninterrupted, or deliver the notice by messenger in such a manner as that the other party receives it quickly. Each party may notify the other party of any change of address with regard to this contract in the manner prescribed herein.

Weekends and holidays

In the event that the day one of the measures prescribed herein is to be effected falls on a Saturday, Sunday, or a public holiday, then that measure shall be effected at the latest on the next working day.

Article 9. Interpretation

Articles and provisions

The division of the Debenture into articles and the insertion of provisions serves only a consultatory purpose may have no effect on its interpretation.

Article 10. Invalidity

Any decision of a court or arbitrator to the effect that any of the dispositions of the Debenture are null and non binding shall in no way affect the validity or the binding force of the other dispositions of the Debenture.

Article 11. Time

      Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. A "business day" shall mean a day on which the banks in New York are not required or allowed to be closed.

Article 12. No Assignment

      This Debenture shall not be assignable except to a person linked to the Holder.

Article 13. Rules of Construction.

      In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

Article 14. Governing Law

      The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the United-States when applicable.

Article 15. Litigation

      (a) Forum Selection and Consent to Jurisdiction. Any litigation arising out of, under, or in connection with, this Debenture or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively before the Court.

The Company and the Holder hereby expressly and irrevocably submits to the jurisdiction of the Province of Quebec, Montreal district, for the purpose of any such litigation as set forth above.

      IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                                          C-CHIP TECHNOLOGIES CORPORATION

                                          By /s/ Stephane Solis
                                            ---------------------------------
                                            Name: Stephane Solis
                                            Title: CEO

Exhibit A

                              NOTICE OF CONVERSION

  (To be Executed by the Registered owner in order to Convert the Debentures.)

      The undersigned hereby irrevocably elects, as of ______________, 200_ to convert $__________ of Convertible Debentures into Common Stock of C-CHIP TECHNOLOGIES CORPORATION. (the "Company") according to the conditions set forth in the Debenture dated February 14th 2005, and issued by the Company.

This conversion is being made for an immediate sale.

Date of Conversion___________________________________________________

Applicable Conversion Price__________________________________________

Number of Shares Issuable upon this conversion_______________________

Name (Print) ________________________________________________________

Address______________________________________________________________

_____________________________________________________________________

Phone______________________   Fax____________________________________


By: _______________________________